                                                                   Exhibit 23(b)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 6, 1997 included in Colgate-Palmolive Company's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                              ARTHUR ANDERSEN LLP



New York, New York
March 14, 1997

                                       7